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                                    COLUMBIA




    Supplement to the CMC Small Cap Fund's, CMC Small/Mid Cap Fund's, and CMC
                     International Stock Fund's Prospectus,
                             dated December 21, 2001


INFORMATION ABOUT YOUR INVESTMENT

Effective March 1, 2002, CMC Small Cap Fund is closed to new investors. The Fund is closing to help preserve the manager's ability to deliver competitive performance for clients. Since it becomes challenging for an investment manager to run a small cap fund portfolio once assets reach a certain level, the Fund's Board of Trustees and Investment Team believe that closing the Fund is in the best interests of current clients, given that the Fund has grown steadily since its inception.

Clients with existing balances in the Fund may continue to purchase shares as well as reinvest dividends and capital gains. Additionally, Columbia may allow additional investments in the Fund from time to time if, in Columbia's judgement, the investment will not adversely affect its ability to manage the Fund.

Columbia reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.


AMENDMENT TO CMC SMALL CAP FUND STRATEGY

The strategy section for the CMC Small Cap Fund has been amended as follows:

"Strategy

What investment strategies does the Fund use to pursue this goal?

Under normal market conditions, the Fund invests at least 80% of its assets in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P Small Cap 600 Index. Most of the assets will be invested in U.S. common stocks expected to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depository Receipts. The Fund may also invest, to a limited extent, in equity securities of foreign issuers when consistent with the Fund's investment objective."


                                  March 1, 2002